DIVESTITURES	12 Months Ended
Dec. 31, 2022
Disclosure of analysis of single amount of discontinued operations [abstract]
DIVESTITURES [Text Block]
15. DIVESTITURES

(a) La Guitarra Silver Mine

On May 24, 2022, the Company announced that it entered into a share purchase agreement with Sierra Madre Gold and Silver Ltd. ("Sierra Madre"), to sell the the Company's subsidiary La Guitarra Compañia Minera S.A. de C.V. ("La Guitarra"), which owns the La Guitarra Silver Mine for total consideration of approximately $35 million, consisting of 69,063,076 Sierra Madre shares at a deemed price of $0.51 per share. The closing of the transaction is subject to customary closing conditions including approval of the Sierra Madre shareholders (which was obtained in December 2022), regulatory approval and that Sierra Madre raise a minimum of $7.7 million (CAD $10 million) in a private placement concurrent or prior to the sale.

On June 30, 2022, the sale was considered highly probable; therefore, the assets and liabilities of La Guitarra were classified as assets and liabilities held for sale and presented separately under current assets and current liabilities, respectively. Immediately prior to the classification to asset and liabilities held for sale, the carrying amount of La Guitarra was remeasured to its recoverable amount, being its fair value less cost of disposal ("FVLCD"), based on the expected proceeds from the sale. At December 31, 2022, the sale continues to be considered highly probable; therefore the assets and liabilities are presented as assets and liabilities held for sale and presented separately under current assets and current liabilities. During the year-ended December 31, 2022, the Company has recorded a reversal of impairment loss related to the La Guitarra assets of $12.3 million based on the recoverable amount implied by the share purchase agreement.

Out of the impairment reversal of $12.3 million related to La Guitarra, $8.2 million was allocated to depletable mining interest, $1.0 million was allocated to non-depletable mining interest with the remaining $3.1 million allocated to property, plant and equipment, resulting in an impairment reversal of $8.0 million, net of a $4.4 million adjustment to the deferred tax liability. The recoverable amount of La Guitarra, being its FVLCD, was $34.9 million based on the expected proceeds from the sale.

(b) La Parrilla Silver Mine

On December 7, 2022, the Company announced that it had entered into an asset purchase agreement with Golden Tag Resources Ltd. ("Golden Tag") to sell the La Parrilla Silver Mine for total consideration of up to $33.5 million, consisting of 143,673,684 Golden Tag shares at a deemed price of $0.14 per share, having an aggregate value as of the date of the sale agreement of $20 million, and up to $13.5 million in contingent consideration, in the form of three milestone payments payable in either cash or shares in Golden Tag. The Company has also agreed to purchase $2.7 million of Golden Tag securities in a future Golden Tag equity financing of up to CAD $9 million. Closing the transaction is pending and remains subject to customary closing conditions, including completion of such financing and receipt of all necessary regulatory approvals.

At December 31, 2022, the sale was considered highly probable; therefore, the assets of La Parrilla were classified as assets held for sale and presented separately under current assets. Immediately prior to the classification to assets held for sale, the carrying amount of La Parrilla was remeasured to its recoverable amount, being its FVLCD, based on the $20 million initial payment, and the first milestone payment of $2.7 million. During the year-ended December 31, 2022, the Company has recorded an impairment loss related to the La Parrilla assets of $9.6 million based on the recoverable amount implied by the asset purchase agreement.

Out of the impairment of $9.6 million related to La Parrilla, $5.7 million was allocated to depletable mining interest, $2.1 million was allocated to non-depletable mining interest with the remaining $1.7 million allocated to property, plant and equipment, resulting in an impairment of $9.6 million, net of a $nil adjustment to the deferred tax liability. The recoverable amount of La Parrilla, being its FVLCD, was $22.2 million, net of estimated transaction costs, based on the expected proceeds from the sale.

The components of assets and liabilities held for sale relating to La Guitarra and La Parrilla are as follows:

	As at December 31, 2022
	La Guitarra	La Parrilla
Assets:
Cash and cash equivalents	$5,218	$—
Trade and other receivables	396	—
Inventory	437	876
Prepaid expenses and other	51	—
Current assets	$6,102	$876

Non-Current Assets:
Mineral Interests - depletable	30,193	13,758
Mineral Interests - non-depletable	3,917	5,252
Property, plant and equipment	4,004	7,821
Right of use assets	16	645
Deposits on long-term assets	26	117
Total assets held-for-sale	$44,258	$28,469

Liabilities:
Trade payables and accrued liabilities	$141	$—
Current portion of lease obligations	8	—
Current Liabilities	$149	$—

Non-Current Liabilities:
Deferred tax liabilities	6,894	1,667
Lease obligations	12	438
Decommissioning liabilities	2,951	4,167
Total liabilities relating to assets held-for-sale	$10,006	$6,272
Net assets held for sale	$34,252	$22,197

The La Guitarra and La Parrilla mines are presented in the non-producing properties reportable segment (Note 5, 16 and 17 ).

(c) Sale of Royalty Portfolio (continued)

On December 21, 2022 the Company completed the sale of a portfolio of royalty interests to Metalla Royalty & Streaming Ltd. ("Metalla"), for total consideration of 4,168,056 Metalla shares with a fair value of $21.5 million based on a share price of $5.16 on the date of closing.

Asset	Owner	Location	Royalty	Allocated Value Total
La Encantada	First Majestic Silver Corp.	Coahuila, Mexico	100% Gold Royalty(1)	$1,720,574
La Parrilla	First Majestic Silver Corp.	Durango, Mexico	2% Net Smelter Return	$3,871,290
Del Toro	First Majestic Silver Corp.	Zacatecas, Mexico	2% Net Smelter Return	$3,226,075
San Martin	First Majestic Silver Corp.	Jalisco, Mexico	2% Net Smelter Return	$5,376,792
La Guitarra	First Majestic Silver Corp. - undergoing a binding purchase agreement to Sierra Madre Gold & Silver	Mexico, Mexico	2% Net Smelter Return	$3,011,004
Plomosas	GR Silver Mining Ltd.	Sinaloa, Mexico	2% Net Smelter Return	$4,301,434
La Luz	First Majestic Silver Corp.	San Luís Potosí, Mexico	2% Net Smelter Return	$—
La Joya	First Majestic Silver Corp. - Optioned to Silver Dollar Resources	Durango, Mexico	2% Net Smelter Return	$—
(1) Up to the first 1,000 payable ounces annually

The value of the consideration received was credited to mining interests for each property, resulting in a $4.3 million gain derived from the disposal of the royalty in the Plomosas property, which had a carrying value of $nil.

With the exception of La Encantada, all mines included within the royalty portfolio are presented in the non-producing properties reportable segment (Note 5 and 16 ).